UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2018

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Talcott Avenue South Watertown, MA	02472
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (617) 673-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On June 12, 2018, Bright Horizons Family Solutions Inc. (the “Company”) held its annual meeting of shareholders pursuant to notice duly given. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see the Company’s Proxy Statement.
Proposal One: Election of Directors
All of the Board’s nominees for director were elected to serve on the Company’s Board of Directors for a term of three years, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie Atkinson	53,424,426	52,589	36,548	2,016,694
E. Townes Duncan	53,267,792	207,997	37,774	2,016,694
Jordan Hitch	51,108,822	2,367,266	37,475	2,016,694
Linda Mason	52,202,921	1,274,205	36,437	2,016,694
Mary Ann Tocio	52,370,267	1,106,860	36,436	2,016,694
Proposal Two: Advisory Vote on Named Executive Officer Compensation
The Company’s shareholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
49,391,320	4,083,514	38,729	2,016,694
Proposal Three: Ratification of the Company’s Independent Registered Public Accounting Firm
The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as follows:

For	Against	Abstain
55,082,262	404,131	43,864
The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

Item 8.01	Other Events
On June 12, 2018, the Board of Directors authorized a share repurchase program under which up to $300 million of the Company’s outstanding common stock may be repurchased. The share repurchase program, which is effective as of June 12, 2018, replaces the prior $300 million authorization announced in August 2016, of which $34.9 million remained available thereunder. The prior share repurchase authorization has been cancelled. Shares may be repurchased from time to time in open market transactions at prevailing market prices, in privately negotiated transactions, under Rule 10b5-1 plans, or by other means in accordance with federal securities laws. The actual timing, number and value of shares repurchased under the program will be determined by management at its discretion and will depend on a number of factors, including the market price of the Company’s stock, general market and economic conditions, applicable legal requirements, and compliance with the terms of the Company’s senior secured credit facility. Shares purchased under the program will be retired. The program does not have an expiration date and may be suspended, modified or discontinued at any time without prior notice.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
Date:	June 12, 2018	By:	/s/ Elizabeth Boland
Elizabeth Boland
Chief Financial Officer